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                            SELECT DIMENSIONS LIFE II
                         HARTFORD LIFE INSURANCE COMPANY

        SUPPLEMENT DATED MAY 28, 1999 TO THE PROSPECTUS DATED MAY 3, 1999
                          FOR SELECT DIMENSIONS LIFE II



The following should be inserted after the first sentence of the paragraph entitled "Last Survivor Policies" of the section entitled "Your Policy", subsection "Other Benefits of Your Policy":

     Currently, only single life policies are available in the state of New
York.






HV-2355
333-52645